UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2017

GCI, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 4, 2017, Liberty Interactive Corporation (the “Company”) and GCI, Inc.'s parent company, General Communication, Inc. (“GCI”), issued a joint press release announcing the Company’s entry into an agreement to acquire GCI, combine GCI with the Company’s Liberty Ventures tracking stock group and effect a split-off of the Company’s interest in the combined company (“GCI Liberty”). A copy of the joint press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. GCI also issued a separate press release on April 4, 2017 announcing the transaction. A copy of the GCI press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Also on April 4, 2017, GCI made available on its website a slide show presentation regarding the transaction in connection with a call held with investors. A copy of the presentation is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

The press release and presentation are both archived on the Company’s website.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Name
99.1	Joint Press Release dated April 4, 2017
99.2	GCI Press Release dated April 4, 2017
99.3	Investor Presentation dated April 4, 2017

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, includes certain forward-looking statements, including statements about the proposed acquisition of GCI by the Company and the proposed split-off of the Company’s interest in GCI Liberty (the “proposed split-off” and together with the proposed acquisition of GCI, the “proposed transactions”), the timing of the proposed transactions, the contemplated reincorporation of GCI Liberty, the proposed reattribution or sale of assets and liabilities at the Company in connection with the proposed transactions, the renaming of GCI, GCI Liberty’s entry into a margin loan arrangement prior to the completion of the proposed split-off, the Company’s anticipated offer to exchange any or all of its outstanding 1.75% Charter exchangeable debentures, the realization of estimated synergies and benefits from the proposed transactions, business strategies, market potential, future financial prospects and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including the most recent Form 10-K, for additional information about GCI and about the risks and uncertainties related to the business of GCI which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K, including the exhibits attached hereto, shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of the Company’s tracking stocks. The offer and sale of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. The Company’s stockholders, GCI stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus to be filed regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com.

Participants in a Solicitation

The directors and executive officers of the Company and GCI and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed transactions. Information regarding the directors and executive officers of the Company is available in its definitive proxy statement, which was filed with the SEC on July 8, 2016, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of GCI is available as part of its Form 10-K filed with the SEC on March 2, 2017. For other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, Inc.
(Registrant)

Date: April 4, 2017

	By	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer,
Secretary, Treasurer,
and Director
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Name
99.1	Joint Press Release dated April 4, 2017
99.2	GCI Press Release dated April 4, 2017
99.3	Investor Presentation dated April 4, 2017